UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 22, 2024

ImmunityBio, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37507	43-1979754
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3530 John Hopkins Court
San Diego, California 92121
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (844) 696-5235

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	IBRX	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section13(a) of the Exchange Act. ☐

Item 7.01     Regulation FD Disclosure.
On April 22, 2024, ImmunityBio, Inc., a Delaware corporation (the “Company”), issued a press release announcing that the U.S. Food and Drug Administration approved Anktiva® (N-803, or nogapendekin alfa inbakicept-pmln) plus Bacillus Calmette-Guérin (“BCG”) for the treatment of adult patients with BCG-unresponsive non-muscle invasive bladder cancer with carcinoma in situ with or without papillary tumors. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated in this Item 7.01 by reference.
The information contained in this Item 7.01, including the accompanying Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filings, unless expressly incorporated by specific reference in such filing.
Item 8.01     Other Events.
BLA Update
On April 22, 2024, the U.S. Food and Drug Administration approved Anktiva® (N-803, or nogapendekin alfa inbakicept-pmln) plus BCG for the treatment of adult patients with BCG-unresponsive non-muscle invasive bladder cancer with carcinoma in situ with or without papillary tumors.
Potential Increase in Shares Authorized for Issuance under the ImmunityBio, Inc. 2015 Equity Incentive Plan
The Company is currently considering and planning to include as a matter to be voted on by the Company’s stockholders at its upcoming annual meeting, and to be set forth in the proxy statement to be filed in connection with such meeting (the “Proxy Statement”), a request to approve an amendment to the ImmunityBio, Inc. 2015 Equity Incentive Plan (the “2015 Plan”) to increase the number of shares of the Company’s common stock authorized for issuance under the 2015 Plan by up to an additional 19,900,000 shares (the “2015 Plan Proposal”). At this time, there can be no assurance that the 2015 Plan Proposal will be included in the Proxy Statement, or that the Company’s stockholders will approve the 2015 Plan Proposal even if included.

Item 9.01     Financial Statements and Exhibits.
(d)Exhibits.
The documents listed below are filed or furnished with this Current Report on Form 8-K in each case as indicated therein (numbered in accordance with Item 601 of Regulation S-K).

Exhibit Number	Description of Exhibit

99.1**	Press release dated April 22, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
_______________
**    Furnished herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMMUNITYBIO, INC.
Registrant

Date: April 23, 2024	By:	/s/ David C. Sachs
David C. Sachs
Chief Financial Officer